UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 13, 2007

Lithia Motors, Inc. (Exact Name of Registrant as specified in its charter)

Oregon	0-21789	93 - 0572810
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

360 E. Jackson Street
Medford, Oregon 97501
(Address of Principal Executive Office)

Registrant's telephone number including area code 541-776-6868

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

     On April 13, 2007, Lithia Motors, Inc. issued a press release announcing that its first quarter 2007 earnings will be released on Thursday, April 26 at 1:00 p.m., PDT. Lithia will conduct a conference call to discuss its first quarter earnings at 2:00 p.m. PDT and 5:00 p.m. EDT on Thursday, April 26, 2007. Interested parties are invited to join the call by dialing 973-582-2750 the conference ID# is 8680214. Please call 10 minutes prior to the beginning of the call. To listen live on the Lithia Motors website: Log-on to www.Lithia.com go to Investor Relations and click on the Conference Call Icon. A replay will be available at the Investor Relations section of the Lithia Motors website. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits.
99.1 Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date:	April 13, 2007	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary